SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                          Filed by the Registrant [xx]
                 Filed by a Party other than the Registrant [ ]
                           Check the appropriate box:
        [ ] Preliminary Proxy Statement [ ] Confidential, for Use of the
               Commission Only (as permitted by Rule 14a-6(e)(2))
                         [ ] Definitive Proxy Statement
                       [X] Definitive Additional Materials
                 [ ] Soliciting Material Pursuant to Rule 14a-12

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                      -------------------------------------

                (Name of Registrant as Specified In Its Charter)

          ------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
                              [xx] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

          ------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

          ------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------------

5)   Total fee paid:

          ------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid:

          ------------------------------------------------------------

2)   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------

3)   Filing Party: L. Gary Davis, CPA

          ------------------------------------------------------------

4)   Date Filed:

          ------------------------------------------------------------

                      INTREPID TECHNOLOGY & RESOURCES INC.
                          501 WEST BROADWAY, SUITE 200
                            IDAHO FALLS, IDAHO 83402


Dear  Shareholder:

You are cordially invited to attend the 2005, Annual Meeting of Shareholders of Intrepid Technology & Resources Inc. The annual meeting will be held on Friday, December 2, 2005, at the Company's Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 3:00 p.m. local time.

Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors. We hope to see you at the meeting.

                                         Sincerely,


                                         Dr. Dennis D. Keiser
                                         President, Chief Executive, Acting CFO,
                                         and Chairman of the Board


October 28, 2005

                      INTREPID TECHNOLOGY & RESOURCES INC.
                          501 WEST BROADWAY, SUITE 200
                            IDAHO FALLS, IDAHO 83402

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 2, 2005

     NOTICE IS HEREBY GIVEN, that an Annual Meeting of Shareholders (the "Annual
                                                                          ------
Meeting")  of  Intrepid Technology & Resources Inc. (the "Company") will be held
-------                                                   -------
on Friday, December 2, 2005, at the Company's Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 3:00 p.m. local time, for the following purposes, as more fully described in the attached Proxy Statement:

     (1) To elect six members of the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified;

     (2) To ratify the appointment of Jones Simkins P.C. as the Company's independent auditors for the fiscal year ending June 30, 2006; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 7, 2005, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the Offices of the Company, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

                                    IMPORTANT

     You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                         By Order of the Board of Directors,


                                         Dr. Dennis D. Keiser
                                         President, Chief Executive Officer,
                                         Acting CFO, and Chairman of the Board


October 28, 2005

                      INTREPID TECHNOLOGY & RESOURCES INC.
                          501 WEST BROADWAY, SUITE 200
                            IDAHO FALLS, IDAHO 83402
                            _________________________

                                PROXY STATEMENT
                                OCTOBER 28, 2005
                            _________________________

     This proxy statement contains information related to the annual meeting of shareholders of Intrepid Technology & Resources Inc. to be held on Friday, December 2, 2005, at the Company's Corporate Headquarters, 501 W. Broadway, Suite 200, Idaho Falls, Idaho 83402, at 3:00 p.m. local time, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, which relates to the election of directors, and to ratify the appointment of Jones Simkins P.C. as the Company's independent auditors for the fiscal year ending June 30, 2006.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record on the close of business on the record date, October 7, 2005, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of capital stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the meeting. The holders of common stock vote together as a single class.

DESCRIPTION OF CAPITAL STOCK           NUMBER OF VOTES            TOTAL VOTES
------------------------------------  --------------------------  -----------
Common Stock                          One Vote Per Share          158,431,452

WHO CAN ATTEND THE ANNUAL MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the annual meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 2:30 p.m., and seating will begin at 2:45 p.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, the shareholders held a total of 158,431,452 votes. As such, holders of at least 79,215,727 shares (i.e., a majority) must be present at the meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW  DO  I  VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company, then it will be voted as you direct. If you are a registered shareholder and attend the meeting, then you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

     If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of such item in this proxy statement. In summary, the Board recommends a vote:

     -    FOR the election of the nominated slate of directors (see page 8);

     - FOR the approval to ratify the appointment of Jones Simkins, P.C. as the Company's independent auditors for the fiscal year ending June 30, 2006

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     ELECTION OF DIRECTORS AND SELECTION OF INDEPENDENT ACCOUNTANTS. The affirmative vote of a plurality of the votes cast at the meeting (regardless of the class or series of stock held) is required for the election of directors and the selection of the independent auditors. This means that the six nominees receiving more affirmative votes than any other person will be elected. A properly executed proxy marked "Withheld" with respect to the election of any nominee will not be voted with respect to such nominee indicated, although it will be counted for purposes of determining whether there is a quorum.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

     The following table shows how many shares of Common Stock were beneficially owned as of October 28, 2005 by certain stockholders and each of our directors and executive officers as a group.

(a) BENEFICIAL OWNERS WHO OWN MORE THAN FIVE PERCENT (5%) OR MORE OF THE COMPANY'S COMMON STOCK

Name and Address                        Number of Shares    Percent of
of Beneficial Owner                    Beneficially Owned    Class (4)
-------------------------------------  -------------------  -----------
Dr. Dennis D. Keiser (1)                       10,224,914         6.33%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Dr. Jacob D. Dustin (2)                         7,906,001         5.00%
501 W. Broadway #200
Idaho Falls, Idaho 83402

Cornell Capital Partners LLP (3) 101           10,425,532         6.58%
Hudson Street, Suite 3700, Jersey
City, New Jersey 07302


________________________

     (1) Dr. Keiser's beneficial shares include 6,315,822 shares of common stock owned by him and his wife and 909,092 owned by his children, and 3,000,000 shares subject to options exercisable within 60 days.

     (2) Dr. Dustin's beneficial shares include 3,481,001 shares of common stock owned by him and his wife and 1,625,000 owned by his children, and 2,800,000 shares subject to options exercisable within 60 days.

     (3)  On  March  10,  2005,  the  Company  entered  into  a  Standby  Equity
Distribution Agreement (SEDA) with Cornell Capital Partners, LP (Cornell). Pursuant to the SEDA, the Company may, at its discretion, periodically sell to Cornell shares of common stock for a total purchase price of up to $25 million. For each share of common stock purchased under the SEDA, Cornell will pay the Company 99% of the lowest closing bid price of the common stock on the Over-the-Counter Bulletin Board or other principal market on which the Company's common stock is traded for the five days immediately following the notice date. Cornell will retain 5% of each advance under the SEDA. Cornell also received 10,425,532 shares of the Company's common stock upon execution of the SEDA as a one time fee. The Company was also required to issue a total of 888,297 common shares to Newbridge Securities Corp. and Howard Salamon as a fee for the execution of the SEDA. The issuance of these shares is accounted for as a cost of the issuance of the shares to be issued under the SEDA.

(b)  DIRECTORS AND EXECUTIVE OFFICERS

                                       Amount and Nature of Beneficial
                                                            ----------
Name of Beneficial Owner                          Ownership             Percent of Class
-------------------------------------  -------------------------------  ----------------
DIRECTORS
Dr. Dennis D. Keiser, (Director and                         10,224,914              6.3%
Officer)

Dr. Jacob D. Dustin, (Director and                           7,906,001              5.0%
Officer)

Michael F. LaFleur, (Director)                               1,944,470              1.2%

William R. Myers, (Director)                                 3,041,989              1.9%

Steven Whitesides (Director)                                 6,941,666              4.4%

D. Lynn Smith, (Director)                                      900,000                *

ALL DIRECTORS AND EXECUTIVE OFFICERS
AS A GROUP                                                  30,959,040             19.3%


     *    indicates less than 1%

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Directors and executive officers file reports with the Securities and Exchange Commission indicating the number of shares of any equity securities they owned when they became a director or officer and after that any changes in their ownership of common stock. Section 16(a) of the Securities Exchange Act of 1934 requires these reports. We have reviewed copies of these reports and based on a review of those reports we believe that during the year 2005 all
Section 16 recording requirements applicable to our officers and directors were complied with except: All directors filed the annual report on Form 5 in October 6, 2005.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The following eight persons have been nominated for election at this annual meeting to hold office until the next annual meeting and the election of their successors.

     Nominees standing for election to serve until the Annual Meeting in 2006 are:

NAME                           AGE     POSITION WITH COMPANY        RESIDENCE     DIRECTOR SINCE
-----------------------------  ---  ---------------------------  ---------------  --------------
Dennis D. Keiser                66  Director, President and CEO  Idaho Falls, ID            2001
                                    Director, Vice President,
Jacob D. Dustin                 57  Secretary and Treasurer      Idaho Falls, ID            2001
Michael F. LaFleur              65  Director                     Baton Rouge, LA            2002
William R. Myers                63  Director                     Moriarty, NM               2002
D. Lynn Smith                   55  Director                     Idaho Falls, ID            2002
Steven Whitesides               46  Director                     Rupert, ID                 2005
Michael W. Parker               48  Poulson, MT
John W. Brockage                66  Castro Valley, CA


DENNIS D. KEISER
----------------

     Dr. Keiser has served the Company as a director and its president and chief executive officer since 2002. In 2001 he was a founder of Western Technology Management, which ultimately merged into the Company. Prior to that he managed a Science and Technology Laboratory for the United States Department of Energy, involved in energy and environmental research and development. He has corporate Executive experience in science, engineering and business management spanning three decades and has managed large technical and business operations with Fortune 500 companies.


JACOB D. DUSTIN
---------------

     Dr. Dustin has served as a director, vice president, secretary and treasurer of the Company since 2002. From 1999 to 2000 Bechtel Corporation at the Idaho National Engineering and Environmental Laboratory employed him. From 1995 to 1999 he was an employed by Parsons, an architectural and engineering firm. In 1995 he retired from the United States Air Force with the rank of Colonel. He brings thirty years of experience in operational and engineering leadership positions managing large, diverse groups of engineers, scientists and technicians and programs with annual budgets in excess of $100M.

MICHAEL F. LAFLEUR
------------------

     Mr. LaFleur, a director since 2002, has for the past five years been managing director of Paloma Resources Group Consultants in the natural resources industry and chairman, chief executive officer and director of Gold Express Corporation from 1990 to 1993. Prior to that, he served in various executive capacities. He has over forty years of experience in corporate, financial, legal and general business matters, including public, private and bank financing, mergers and acquisitions, corporate development, investor relations, government relations, SEC compliance, tax planning, human resources, risk management, accounting and administration.

WILLIAM R. MYERS
----------------

     Mr. Myers, a director since 2002, has for the past five years been president of Myers Associates International, Inc., which provides technical and management consulting, business development and construction management for domestic and international firms. He has extensive business development and strategic planning background with architectural engineering, research and development, construction, environmental science and startup entrepreneurial firms in both national and international settings.

D. LYNN SMITH
-------------

     Mr. D. Lynn Smith, a director since 2002, has over thirty years experience as a Certified Public Accountant and partner in Galusha, Higgins & Galusha, P.C, of Idaho Falls, Idaho, a regional public accounting firm. Experience includes audit, tax, individual and business litigation support and individual and business planning with a special emphasis on agriculture and agribusiness.

STEVEN WHITESIDES
-----------------

     Mr. Steven Whitesides was invited by the Board of Directors to fill a vacant authorized seat in January 2005 in order to provide critical insight to the Company regarding the dairy business. He has nearly 30 years experience in the operation and management of agricultural businesses ranging from feed mills to dairy and beef operations. He is co-owner and operator of one of the largest and most progressive dairies in the State of Idaho and has a consistent history of demonstrating leadership in the advancement and betterment of the dairy industry as a whole.

MICHAEL W. PARKER
-----------------

      Michael W. Parker, a shareholder since 2001, is a retired Air Force Lieutenant Colonel and for the past five years has been a self-employed entrepreneur and investor. During his diverse 20-year career he worked in areas ranging form aviation, engineering, special operations and program management. He is a veteran of Operations Desert Shield, Desert Storm (Gulf War I) and Southern watch. Since his retirement in 2000, he spends his time managing his numerous business interests and traveling between his homes in Lake County, Montana and Bay St. Louis, Mississippi. He has been a shareholder and an enthusiastic and vocal advocate of Intrepid Technology and Resources since the company's inception. A request was timely filed to the Board of Directors for Mr. Parker to be a candidate for election to the Board at this upcoming 2005 annual shareholder's meeting.

JOHN W. BROCKAGE
----------------

     Mr. John W. Brockage , a shareholder since 2004, has for the past five years been a Real Estate Property owner, builder, investor and property manager in California and Hawaii. Prior to that, he accumulated 28 years of similar business experience. At one time he was a licensed Real Estate Agent buying and selling commercial property. He has patented his own inventions and has past board experience serving on the boards of the Colby Computer Corporation and Rollerjet Corporation. A request was timely filed to the Board of Directors for Mr. Brockage to be a candidate for election to the Board at this upcoming 2005 annual shareholder's meeting.


               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES.

     During the year ended June 30, 2005, the Board of Directors held two face-to-face meetings and ten formal telephone conference meetings. All of the directors attended at least 75% of the meetings of the Board. The members of the Board of Directors serve as the Executive Committee and Nominating Committee. The Compensation Committee and Audit Committee, current members are Messrs. D. Lynn Smith, William R. Myers, Michael F. LaFleur and Steven Whitesides.

The Nominating Committee met once during 2005, recommending the six directors and two additional shareholders stand for election to fill six board positions at the annual shareholders meeting in 2005.

The members of the Audit Committee are currently Messrs. Smith, LaFleur, Whitesides, and Myers, and Mr. D. Lynn Smith was appointed as chairman of the Audit Committee in September 2002. The Audit Committee reviews the proposed plan and scope of the Company's annual audit as well as the results when it is completed. The Committee reviews the services provided by the Company's independent auditors and their fees. The Committee meets with the Company's financial officers to assure the adequacy of the Company's accounting principles, financial controls and policies. The Committee is also charged with reviewing transactions that may present a conflict of interest on the part of management or directors. The Audit Committee meets at least quarterly to review the financial results, discuss the financial statements and make recommendations to the Board. Other items of discussion include the independent auditors' recommendations for internal controls, adequacy of staff, and management's performance concerning audit and financial controls. The Audit Committee met 4 times in 2005.

The Compensation Committee met twice in 2005. The first meeting was for the January 13, 2005, approval and issuance of stock options to Company employees and Board members. This stock option issuance is accounted for as fiscal year 2005, ending June 30, 2005. The second meeting was for the purpose of determining Directors' Compensation.

DIRECTORS' COMPENSATION
-----------------------

     During fiscal year 2005, the Board members had no direct compensation through November 2004. In September 2005, the Compensation Committee approved a Directors' Compensation Plan which compensates each director $2,000 per face-to-face meeting (plus reasonable travel expenses) and $250 per formal conference call, or a minimum of $8,000 annually. This compensation is retroactive to December 1, 2004. Mr. Smith also received 200,000 options issued under the 2003 Stock Option Plan on January 13, 2005 at a market value of $.038 for the additional time he devoted as Chair of the Audit Committee. No other fees were accrued or paid to them.

                    MANAGEMENT REMUNERATIONS AND TRANSACTIONS

COMPENSATION OF EXECUTIVE OFFICERS
----------------------------------

     The  following are the executive officers (named executive officers) of the
Company:

NAME                       AGE        POSITION WITH COMPANY, PRINCIPAL OCCUPATION
--------------------  --------------  -------------------------------------------
Dr. Dennis D. Keiser        66        Director, Chairman, Chief Executive Officer and
                                      President since 2001

Dr. Jacob D. Dustin         57        Vice President, Secretary and Treasurer since 2001


                       CORPORATE GOVERNANCE RESPONSIBILITY

The Board of Directors is ultimately responsible for the Company's corporate governance. Good corporate governance ensures that the Company complies with federal securities laws and regulations, including those promulgated under the Sarbanes-Oxley Act of 2002. The Board of Directors has adopted a Code of Ethics for the Chief Executive Officer and Vice-President Secretary and Treasurer.

                             EXECUTIVE COMPENSATION

     The following table shows, for each of the three years ended, compensation awarded or paid to, or earned by the Company's Chief Executive Officer and its other most highly compensated management employee at June 30, 2005 and the prior two years in all capacities.

                                                          Deferred
                                                          --------          All Other
Name and Principal Position     Annual Compensation     Compensation     Compensation (4)
                                -------------------     ------------     ----------------
                                                                         Number    Market
                                                                         ------    ------
                                 Year   Salary   Bonus     Salary      of shares   Value
                                 ----  --------  -----  -------------  ---------  -------
Dr. Dennis D. Keiser (5)         2005  $ 96,960    -0-            -0-        -0-      -0-
    Chairman, Chief Executive
    Officer , President and      2004  $ 79,320    -0-            -0-  2,000,000  $70,000
    Acting CFO                   2003  $ 93,538    -0-            -0-  1,050,000  $11,300

Dr. Jacob D. Dustin (6)          2005  $ 78,240    -0-  $      18,720        -0-      -0-
    Vice President, Secretary,   2004  $ 81,120    -0-            -0-  2,000,000  $70,000
    and Treasurer                2003  $ 81,120    -0-            -0-  1,030,000  $10,900

Donald J. Kenoyer                2005  $ 99,888         $       9,137        -0-      -0-
    Engineering Manager          2004  $110,375    -0-            -0-  1,500,000  $52,500
                                 2003  $ 90,825    -0-            -0-  1,050,000  $11,300


     The Company, on a discretionary basis, may grant options to its executive officers, and key employees under the 2003 Stock Option Plan. As of June 30, 2005, options to purchase 25,000,000 shares were outstanding with 0 shares remaining available for grant. The following table provides information concerning fiscal year 2005, stock option grants to the Company's executive officers and key employees.


________________________

     (4) Other Compensation was used in exchange for common shares of equal value and for the merger and engineering evaluation.

     (5) Dennis D. Keiser received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 7,293,614 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 29, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000. In fiscal year 2003, he received 1,000,000 common stock options on December 20, 2002, and 50,000 shares of S-8 common stock. In fiscal year 2004, he received 2,000,000 common stock options on January 1, 2004. He received no options in fiscal year 2005.

     (6) Jacob D. Dustin received Other Compensation as a result of the Iron Mask Mining Company merger with Intrepid and Western Engineering, for 3,751,001 common shares in exchange for shares of equal value from the merging company Iron Mask Mining Company on April 16, 2002, and 187,500 common shares for an engineering evaluation for a market value of $15,000. In fiscal year 2003, he received 1,000,000 common stock options on December 20, 2002, and 30,000 shares of S-8 common stock. In fiscal year 2004, he received 2,000,000 common stock options on January 1, 2004. He received no options in fiscal year 2005.

                                                   FISCAL YEAR 2005 OPTION GRANTS

                                    Individual
                                      Grants
                     Number of     Percent of all                                    Potential Realizable Value at Assumed
                    Securities        Options                                             Annual Rates of Stock Price
                    Underlying       Granted to        Exercise                          Appreciation for Option Term
                                                                                      -------------------------------
Name                Options (7)      Employees          Price           Expires             5%             10%
---------------  ---------------  ---------------  ---------------  ---------------  -------------------  ----------------

B. Frazee                754,100           71.54%             .038        1/13/2010  $             7,917  $         17,495

     There is no assurance provided to any executive officer or any other holder of the Company's securities that the potential realizable value shown in the table above, which is based on assumed 5% and 10% annual rates of compounded stock price appreciation over the term of the options as required under the rules of the Securities and Exchange Commission, will be realized. Actual gains, if any, on option exercises are dependent on the future performance of the Company's common stock and overall market conditions.

     The following table provides information concerning executive officers' and key employees stock options exercised in 2005, and those remaining outstanding at the end of 2005.

                Shares                       Number of Shares Underlying      Value of Unexercised In-the
             Acquired on       Value            Unexercised Options             Money (8) Options at FYE
                                             ----------------------------  -------------------------------
    Name       Exercise       Realized       Exercisable   Unexercisable     Exercisable     Unexercisable
-----------  -----------  ---------------  --------------  --------------  ---------------  --------------

D. Keiser            -0-              -0-       3,000,000             -0-  $        94,000             -0-
J. Dustin        200,000  $         2,000       2,800,000             -0-  $        84,400             -0-

D. Keynoyer      286,300  $         2,863       2,213,700             -0-  $        68,758             -0-
B. Frazee        818,600  $        15,071       4,881,400             -0-  $       115,692             -0-


                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee members are Messrs. Lynn Smith, William Myers, Michael LaFleur, and Steven Whitesides. They are responsible for developing and making decisions with respect to the Company's executive compensation policies. For the upcoming fiscal year 2006, the Committee also intends to review and approve the Company's compensation and benefit plans and continue to administer the key employee and executive officer 2003 Stock Option Plan and 2005 Employee Incentive Plan.

The Company believes that executive compensation should reflect value created for stockholders in furtherance of the Company's strategic goals. The following objectives are among those utilized by the Compensation Committee:

1. Executive compensation should be meaningfully related to long-term and short-term value created for stockholders.

2. Executive compensation programs should support the long-term and short-term strategic goals and objectives of the Company.

3. Executive compensation programs should reflect and promote the Company's overall value, business growth and reward individuals for outstanding contributions to the Company.

4. Short and long term executive compensation is critical factors in attracting and retaining well-qualified executives.


________________________

     (7) All options granted were exercisable as of the option grant dates, which were December 20, 2002 and January 1. 2004.

     (8) A stock option is considered to be "in-the-money" if the price of the related stock is higher than the exercise price of the option. The closing market price of the Company's common stock was $.058 per share on the Over the Counter Bulletin Board Market at the close of business on June 30, 2005.

BASE SALARY -- The Compensation Committee, in determining the appropriate base salaries of its executive officers, generally considers the level of executive compensation in similar companies in the industry. The Compensation Committee also considers (i) the performance of the Company and contributing roles of the individual executive officers, (ii) the particular executive officer's specific experience and responsibilities, and (iii) the performance of each executive officer, and (iv) it should be noted as indicated in the Summary Compensation Table above that the executive officers received a portion of their salary and the balance was deferred. The base salaries for 2005, were established by the Committee at levels believed to be at or somewhat below competitive amounts paid to executives of companies in the environmental industry with comparable qualifications, experience and responsibilities. During 2005, Dr. Dennis D. Keiser, the Chief Executive Officer of the Company, received a base salary of $96,960, which the Committee believes to be below average for the base salary of chief executive officers with comparable qualifications, experience and responsibilities of other companies in the engineering and mining industry. The base salary of Dr. Jacob D. Dustin was $78,240 and is also below the industry average for his appointment as Vice President, Secretary and Treasurer. The executive officers, Dr. Keiser and Dr. Dustin, both voluntarily deferred 45% and 35% of their base salaries respectively for the first four months of fiscal year 2005, and then forgave the same in an effort to assist the Company meet its cash flow requirements and to help reduce the Company liabilities. Dr. Dustin also deferred and additional $18,720 of his base salary for fiscal year 2005, but does not intend to forgive that portion.

     The Company does not provide any retirement, pension, or 401(k) plan for any employees.

ANNUAL INCENTIVES -- The bonus program provided for no bonuses in 2005. The Compensation Committee has not yet approved a management bonus plan for 2006.

LONG-TERM INCENTIVES -- The stock option program and employee incentive program are the Company's long-term incentive plan for executive officers and key employees. The objectives of these programs are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's common stock. In addition, grants of stock options to executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are to be granted at no less than market values on the grant date, and will only have value if the Company's stock price increases above the grant price.

     -    Michael F. LeFleur, Chairman

     -    William R. Myers

     -    D. Lynn Smith

     -    Steven Whitesides

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None

BOARD RECOMMENDATION

     The Board of Directors recommends a vote FOR the adoption of the proposal #1, electing ONLY SIX (6), of the nominated slate of directors.

     Except as described above, the Company is considering a convertible debenture as a financing transaction to replace the current Standby Equity Distribution Agreement (SEDA) with Cornell Capital Partners LLP. There are no plans for any acquisitions, mergers or other corporate purposes to issue the increased shares of authorized common stock.

TRANSFER AGENT

     The Transfer Agent is Columbia Stock Transfer Company, P.O. Box 2196, Coeur d'Alene, Idaho 83816-2196, telephone 208-664-3544.


             PROPOSAL 2 - RATIFICATION OF THE SELECTION OF AUDITORS

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITOR

     The Audit Committee of the Company is responsible for assisting the Board in monitoring the integrity of the financial statements of the Company. Management is responsible for the Company's internal controls and the financial reporting process. The external auditor's responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee these processes. As part of its activities, the committee:

1. reviewed and discussed with management the audited financial statements of the Company;

2. discussed with the independent auditors the matters required to be communicated under Statement and Auditing Standards No. 61 (Communications with Audit Committees);

3. received the written disclosures and letter from the independent auditors required by Independent Standards Board Standard No. 1 (Independent's Discussion with Audit Committee); and

4.   discussed with independent auditors their independence.

     Based on the review and discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements of the Company for the year end of June 30, 2005, be included in the Company's annual report on Form 10-KSB filed with the Securities and Exchange Commission.

     The Audit Committee of the Company, consists of the following members:

     -    D. Lynn Smith, Chairman

     -    Michael F. LeFleur

     -    William R. Myers

     -    Steven Whitesides

AUDIT FEES

          The aggregate fees billed to us by Jones Simkins PC and Eide Bailly LLP (formerly known as Balukoff Lindstrom & Co. PA), for the audit of our financial statements and all amendments for the fiscal years ended June 30, 2005, and 2004, and for reviews of financial statements included in our quarterly reports on Form 10-QSB and amendments thereto, for the fiscal years 2005, and 2004, respectively are shown in the table below:

                       Audit Fees            Tax Fees        Consulting or Other Fees
                  --------------------  -------------------  --------------------------
    Auditor         2005       2004       2005      2004         2005          2004
----------------  ---------  ---------  --------  ---------  ------------  ------------
Jones Simkins PC  $  32,303        -0-       -0-        -0-           -0-           -0-
Eide Bailly LLP   $  43,173  $  54,915       -0-  $   1,750           -0-           -0-

     The Audit Committee of the Board of Directors has appointed Jones Simkins PC as independent auditors to audit the financial statements of the Company for the year ended June 30, 2006. Jones Simkins PC has examined the financial statements of the Company for the fiscal years ending June 30, 2005, and 2004. Representatives of Jones Simkins PC are expected to be present at the Annual Meeting and will be available to answer questions and will have the opportunity to make a statement if they desire to do so.

     While not required to do so, the Board of Directors has submitted the selection of Jones Simkins PC to serve as our external auditors for the fiscal year ending June 30, 2006, for ratification or to ascertain the views of the stockholders on this appointment.


BOARD RECOMMENDATION

     The Board of Directors recommends that you vote FOR the adoption of the proposal #2, to ratify the selection of Jones Simkins PC as the independent auditors of the Company for the fiscal year ending June 30, 2006. Proxies will be voted FOR ratified this selection unless otherwise specified.

                                  OTHER MATTERS

     As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

PROPOSALS OF SHAREHOLDERS FOR THE NEXT ANNUAL MEETING. Proposals of shareholders intended for presentation at the 2006 annual meeting must be received by Intrepid Technology & Resources, Inc. at our principal executive offices at 501
W. Broadway, Suite 200, Idaho Falls, Idaho 83402, Attn: Corporate Secretary, on or before June 15, 2006, in order to be included in the proxy statement and form of proxy for that meeting. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of a shareholder proposal in Company sponsored proxy materials.

PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock. INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is on Form 10-KSB for the year ended June 30, 2005. A copy of the Annual Report may be obtained without charge by writing to the Company at 501 W. Broadway, Suite 200, Idaho Falls, Idaho, 83402, Attn:
Corporate Secretary, or by telephone request to (208) 529-5337.

VOTING BY PROXIES. A properly executed proxy will be voted in accordance with its terms. Unless you indicate otherwise, the Proxy Card will be voted FOR the election of directors to serve as indicated and FOR the ratification of Jones Simkins PC as the Company's independent accountants, and in the discretion of the proxy for any other proposal that may properly come before the meeting. A proxy may be revoked at any time before it is voted.

                                        BY ORDER OF THE BOARD OF DIRECTORS


Idaho Falls, Idaho                      /s/ Dr. Dennis D. Keiser
October 28, 2005                        President, Chief Executive Officer,
                                        Acting CFO, and Chairman of the Board

1. Election of Directors (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL MEMBERS,

         STRIKE A LINE THROUGH THE MEMBER'S NAME YOU DO NOT WISH TO VOTE FOR IN THE LIST BELOW)

Dr. Dennis D. Keiser  Dr. Jacob D. Dustin  Michael F. LaFleur   William R. Myers

D. Lynn Smith    Steven Whitesides     Michael W. Parker    John W. Brockage

             FOR   [  ]             AGAINST   [  ]        ABSTAIN   [  ]

2. To ratify the appointment of Jones Simkins PC, as the Company's independent auditors for the fiscal year ending June 30, 2006

             FOR   [  ]             AGAINST   [  ]        ABSTAIN   [  ]


3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

In their discretion, the proxies are authorized to vote upon such other matters as come before the meeting.

Please sign below exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, and administrators should sign in their official capacity, giving their title as such. Partnerships should sign in the partnership name by the authorized person(s).

The undersigned acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting, the Proxy Statement and Annual Report accompany the same, each dated December 2, 2005.


-----------------------------------------  -------------------------------------
SIGNATURE  OF STOCKHOLDER                    SIGNATURE IF HELD JOINTLY


     Date________________________________________________________,  2005

                      INTREPID TECHNOLOGY & RESOURCES, INC.
                        THIS PROXY IS SOLICITED ON BEHALF
                    OF THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned, hereby revoking all prior proxies, hereby appoints Dr. Dennis
D. Keiser and Dr. Jacob D. Dustin and each of them, proxies with full and several power of substitution, to represent and to vote all the shares of Common Stock of INTREPID TECHNOLOGY & RESOURCES, INC., that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of INTREPID TECHNOLOGY & RESOURCES, INC., to be held on December 2, 2005, and at any adjournment(s) thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ON THE REVERSE SIDE. IN THE ABSENCE OF SUCH INDICATIONS, A SIGNED PROXY WILL BE VOTED FOR PROPOSALS 1&2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.